BUSINESS LOAN AGREEMENT                                          Exhibit 10.86

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. An item above containing "***" has been omitted due to text length limitations.


   Borrower: S & w New Orleans, L.LC.      Lender: Hibernia National Bank
   (TIN: 13-3932811)                       Attn: Loan Administration Dept.
   1114 First Ave.                         934 Third Street
   New York, NY 10021                      Alexandria, LA 71301

THIS BUSINESS LOAN AGREEMENT dated May 26, 2004, is made and executed between S l W New Orleans, L.L.C. ("Borrower"), and Borrower's Members signing below ("Members"), and Hibernia National Bank ("Lender") on the following terms and conditions. Borrower has applied to Lender for a loan or loans or other financial accommodations, Including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (8) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

EFFECT OF AGREEMENT. The following provisions pertain to the effect of this Agreement.

Applicability. This Agreement shall apply to any and all present and future Indebtedness, contracts, agreements and undertakings by and between Borrower and Lender for any purpose whatsoever.

Amendment to Operating Agreement. This Agreement shall for all purposes be considered and shall have the same effect as an amendment to, and shall comprise a part of Borrower's Operating Agreement, and shall be binding upon Borrower and all of Borrower's present and future Members. To this end, all persons subsequently acquiring Membership Interests in Borrower for all purposes shall be deemed to be bound and obligated under the terms and conditions of this Agreement just as if said subsequently added Members had signed this Agreement along with the Members signing below, with the consent and agreement of such subsequently added Members to be so bound and obligated hereunder being an absolute condition precedent to such persons acquiring Membership Interests in Borrower.

APPLICATION FOR AND PURPOSE OF THE LOAN. Borrower has applied to Lender for a Loan in the aggregate principal amount of $2,000,000 for the following purpose:
Property updates and term financing..

BORROWER'S NOTE. Lender has agreed to extend a Loan to Borrower in the amount of $2,000,000 subject to the terms and conditions of this Agreement and Borrower's attached Note. Borrower agrees to be bound and obligated under the terms and conditions of this Agreement and Borrower's Note.

TERM. This Agreement shall be effective as of May 26, 2004, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

AUTHORIZED REPRESENTATIVES. The following provisions pertain to, among other things, the authorization of persons under this Agreement.

Resolutions. The Members of Borrower have met and have properly authorized certain designated persons ("Authorized Representatives") to represent Borrower and to act for and on behalf of Borrower in dealing with Lender. To the extent applicable, such Authorized Representatives are listed in a separate form of Resolution or other communication delivered to Lender.

Managers. Borrower's present and future Managers (to the extent that Borrower has Managers) shall always have the full and unrestricted authority to deal with Lender and shall be considered Authorized Representatives of Borrower without the additional necessity of being specifically designated as such by Borrower's Members under a formal resolution.

Unrestricted Authority. Notwithstanding any provision of Borrower's Operating Agreement to the contrary, or any resolution of Borrowers Members not previously communicated to Lender in writing, Borrower's Authorized Representatives (including without limitation Borrower's Managers) shall have the full and unrestricted right, power and authority to deal and to contract with Lender and to otherwise bind and unrestricted right, power and authority, from time to time, one or more times, and without the necessity of obtaining the further approval of all or a majority of Borrower's Members: (1) to obtain loans, loan advances, and to incur other Indebtedness and obligations in favor of Lender in any amount and for any purpose, and whether or not deemed to be in the ordinary course of Borrower's business; and (2) to sell, exchange, lease, mortgage, pledge, or otherwise transfer or encumber or grant Security Interests in favor of Lender as affecting any or all or substantially all of the assets and movable (personal) and immovable (real) properties of Borrower, including without limitation, entering into mortgages and security agreements that contain confessions of judgment and consents to foreclosure remedies under Louisiana executory process procedures; and (3) otherwise to enter into such agreements and to incur such obligations in favor of Lender as such Authorized Representatives may deem to be necessary and proper.

Substitute Authorized Representatives. Lender may continue to deal and contract with such Authorized Representatives on an unrestricted basis until such time as: (1) their authority to act for and on behalf of Borrower is formally revoked and substitute Authorized Representatives are properly appointed by Borrower's Members, and (2) Lender is properly notified in writing and accepts and acknowledges the same.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the
Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral, (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) guaranties, (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Borrower is duly authorized to transact business in the State of Louisiana and all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 1114 First Ave., New York, NY 10021. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.



BUSINESS LOAN AGREEMENT (Continued)
Page 2

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of organization or membership agreements, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that; (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation. There are no suits or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower or Borrower's assets, before any court or by any governmental agency, other than those previously disclosed to Lender in writing, which, if adversely determined, may have a material adverse effect on Borrower's financial condition or business.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Good Standing. Maintain its good standing status as a Louisiana limited liability company and remain qualified in each additional jurisdiction where the conduct of Borrower's business requires such qualification.

Other Events. Promptly notify Lender in writing of (1) the addition of any new Members of Borrower, (2) the death, interdiction, withdrawal, expulsion, bankruptcy, or dissolution of any Member or the occurrence of any other event which may terminate the continued membership of any member, (3) the expression of any intent or desire on the part of any Member or Members to dissolve or liquidate Borrower, and (4) the occurrence or any event specified in Borrower's Articles or in Borrower's Operating Agreement that may result in Borrower's dissolution or liquidation.

Notices of Claims and Litigation. Promptly inform Lender in writing at (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, prepared by Borrower in form satisfactory to Lender.

Tax Returns. As soon as available after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by a tax professional satisfactory to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Insurance Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender s loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor


BUSINESS LOAN AGREEMENT (Continued)
Page 3

named below, on Lender's forms, and in the amount and under the conditions set forth in those guaranties.
Name of Guarantor                                         Amount
-----------------                                         ------
The Smith & Wollensky Restaurant Group, Inc.              Unlimited

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or pro5ts.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty
(30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. Borrower recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of rights under this Agreement. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, Encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral, including without limitation, the purchase of insurance protecting only Lender's interest in any Collateral. Lender may further take such other action or actions and incur such additional expenditures as Lender may deem to be necessary and proper to cure or rectify any actions or inactions on Borrower's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Borrower's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to any Collateral, to Borrower, or to any other person or persons, resulting from Lender's election not to take such actions or to incur such additional expenses. In addition, Lender's election to take any such actions or to incur such additional expenditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or
(2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

Amendments to Articles or Operating Agreement. Amend its Articles or Operating Agreement (1) to limit or restrict the permissible activities in which Borrower may engage, or (2) to withdraw the authority of or to limit or restrict the authority of Borrower's Authorized Representatives (including Borrower's Managers) to deal and contract with Lender and to bind and obligate Borrower. Withdrawal of Members. Permit any Member to withdraw from the Borrower and to receive any type of withdraw distribution. Distributions. Pay any interim distribution in cash or other assets to a Member or Members of Borrower.

Waiver or Compromise of Rights Against Members.  Waive,  compromise or forgo any
rights  that   Borrower  may  have   against  any  Member  for  unpaid   capital
contributions or any other obligation owed to Borrower.

Non-Compliance None of the above actions on the part of Borrower (including without limitation, any amendment to Borrower's Articles or Operating Agreement) shall be effective as against Lender unless and until: (1) Borrower shall have notified Lender in writing, and (2) Lender shall have expressly agreed to such actions in writing. Specifically, any distribution by Borrower in violation of this Agreement shall be considered as a 'wrongful distribution" for purpose of applicable Law.

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or
(3) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

BUSINESS LOAN AGREEMENT (Continued)
Page 4

OBLIGATION OF MEMBERS. So long as this Agreement remains in effect, each and every present and future Member of Borrower agrees and covenants as follows:

No Withdrawal. Not to withdraw as a Member of Borrower and to obtain a withdrawal distribution without first notifying Lender in writing and obtaining Lender's prior written consent (which Lender shall have the unrestricted right to refuse).

Compliance. To take whatever steps may be necessary and proper to insure that Borrower and each other Member complies with the terms, conditions and covenants of this Agreement.

SECURITY INTEAEST GRANTED BY MEMBERS. Borrower and each Member additionally agree as follows:

Membership Interests. Notwithstanding any provision of Borrower's Articles or Operating Agreement to the contrary, each Member shall have the unrestricted right, power and authority to grant a Security Interest in favor of Lender as affecting his Membership Interest in Borrower.

Rights of Lender. Should Lender for any reason acquire the Membership Interest of any Member, whether as a result of default under a loan or extension of credit or otherwise, then Lender or any third party to whom Lender may sell or assign said Membership Interest shall have all of the rights, powers and authority of a "member" of Borrower, including the right to participate in the management and affairs permit that result to occur.

Redemptive Rights. Should Lender acquire the Membership Interest of any Member as a result of a default under a loan, then Lender shall have the right, without the necessity of first obtaining any type of judgment against such a Member, to redeem the defaulting Member's Membership Interest for the then value thereof, which sum shall be paid by Borrower immediately on demand by Lender to be applied against the Member's loan obligation.

DEPOSIT ACCOUNTS. As collateral security for repayment of Borrower's Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of Borrower's Note and any and all other present and future indebtedness and obligations that Borrower may then owe to Lender, in principal, interest, fees, costs, expenses, and reasonable attorneys' fees.
EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement; Default Under the Note. Should Borrower default in the payment of principal or interest under the Note or any of the Indebtedness.

Default Under this Agreement. Should Borrower violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement.

Default Under other Agreements. Should any default occur or exist under any Related Document which directly or indirectly secures repayment of the Loan and any of the Indebtedness.

Other Defaults In Favor of Lender. Borrower or any guarantor defaults under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.

Default in Favor of Third Parties. Should Borrower or any Guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property, or any Guarantor's ability to perform their respective obligations under this Agreement, or any Related Document, or pertaining to the Indebtedness.

Insolvency. Should the suspension, failure or insolvency, however evidenced, of Borrower or any Guarantor occur or exist.

Readjustment  of   Indebtedness.   Should   proceedings   for   readjustment  of
indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Borrower or any Guarantor.

Assignment for Benefit of Creditors. Should Borrower or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.
Receivership. Should a receiver of all or any part of Borrower's property, or the property of any Guarantor, be applied for or appointed.
Dissolution Proceedings. Proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor are commenced.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, the Note, is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insecurity. Lender in good faith believes itself insecure with regard to repayment of the Loan.

Effect of an Event of Default. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise.

Lender shall have the right at its sole option, to accelerate payment of Borrower's Note in full, in principal, interest, costs, expenses, attorneys' fees, and other fees and charges, as well as to accelerate the maturity of any and all other loans and/or obligations that Borrower may then owe to Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or to become due, and whether now existing or hereafter arising, and whether Borrower is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or as a surety, of every nature and kind whatsoever, whether any such indebtedness may be barred under any statute of limitations or otherwise may be unenforceable or voidable for any reason whatsoever.

Lender shall have the additional right, again at its sole option, to file an appropriate collection action against Borrower and/or against any guarantor or guarantors of Borrower's Loan and Note, and/or to proceed or exercise any rights against any Collateral then securing repayment of Borrower's Loan and Note. Borrower and each guarantor further agree that Lender's remedies shall be cumulative in nature and nothing under this Agreement or otherwise, shall be construed as to limit or restrict the options and remedies available to Lender following any event of default under this Agreement or otherwise.

Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lenders right to declare a default and to exercise its rights and remedies.

DEFINITION OF INDEBTEDNESS EXPANDED. The word "Indebtedness" shall also mean and include individually, collectively, interchangeably and without limitation, any and all present and future loans, extensions of credit, liabilities and/or obligations of every nature and kind whatsoever that Borrower, and/or Grantor if Borrower and Grantor are not the same party, may now and in the future owe to or incur in favor of Lender and its successors or assigns, including without limitation, indebtedness under any Note described herein, whether such loans, extensions of credit liabilities and/or obligation are direct or indirect, or by way of assignment, and whether related or unrelated, or whether committed or purely discretionary, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, together with interest, costs, expenses, attorneys' fees and other tees and charges, whether or not any such indebtedness may be barred under any statute of limitations or may be otherwise unenforceable or voidable for any reason.

ADDITIONAL PROVISION. Borrower covenants and agrees with Lender that Borrower will notify Lender if The Smith 8, Wollensky Restaurant Group, Inc. or any of its subsidiaries are not in compliance (default) with any financial or non-financial covenants with other financial institutions. Failure to comply with this provision shall constitute a default hereunder and shall entitle Lender to exercise all remedies provided hereunder.

DEBT SERVICE COVERAGE COVENANT. Borrower covenants and agrees with Lender that as long as this Note is in effect, Borrower shall maintain, at all times, a Debt Service Coverage of no less than 1.1oX, where "Debt Service Coverage" is the result of the following formula; Cash Flow divided by Debt Service, where Cash Flow means the net income (loss) of Borrower for a period, plus any interest expense, plus any tax expense, plus any depreciation or amortization expense, recorded in that same period. Debt Service means, for a period, the sum of all scheduled principal and interest payments on debt (including any capitalized leases) during the period, including that portion of any long term debt that is due within the period.. The determination of Net Income, the expense items, and debt payments shall be based on the Borrower's financial statements, prepared in accordance with Generally Accepted Accounting Principles (GAAP), submitted to Lender with the degree of diligence and timeliness as required herein or in any loan or other agreement relating to or governing repayment hereunder. Failure to comply with this provision shall constitute a default hereunder, and shall entitle Lender to exercise all remedies provided herein.

BUSINESS LOAN AGREEMENT (Continued)
Page 5

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Agreement:

Amendments. No amendment, modifications, consent or waiver of any provision at this Agreement, and no consent to any departure by Borrower therefrom, shall be effective union the same shall be In writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

Attorneys' Fees. Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees in an amount not exceeding 25.000% of the principal balance duo on the Loan and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expense include Lender's reasonable attorneys' fees in an amount not exceeding 25.000% of the principal balance due on the Loan and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees in an amount not exceeding 25.000% of the Lender's principal balance due on the Loan and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court cost and such addi5onal fees as may be directed by the court

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement

Consent to Loan Participation. Borrower agrees and constants to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any right to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase ace of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all right of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interest may enforce Its interests irrespective of any personal claims or defenses that Borrower may have against Lander.

Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Louisiana. This Agreement has been accepted by Lender in the State of Louisiana.

No Waiver by Lender. Lender shall not be deemed to have waived any right under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part at Lender in exercising any right shall operate as a waiver at such right or any other right A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. To give Borrower any notices required under this Agreement, Lender may hand deliver or mail the notice Borrower at Borrower's last address in Lender's records. If there is more than one Borrower under this Agreement, notice to a single Borrower shall be considered as notice to all Borrowers. To give Lender any notice under this Agreement, Borrower (or any Borrower) shall mail the notice to Lander by registered or certified mail at the address specified in this Agreement, or at any other address that Lender may have given to Borrower (or any Borrower) by written notice as provided in this section. All notices required or permitted under this Agreement shall be in writing and wi1s be considered as given on the day it is delivered by hand or deposited in the U.S. Mail as provided herein.

Severability. If any provision of this Agreement is held to be Illegal, Invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by any severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries and affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representa5ons, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Waive Jury. All parties to this Agreement hereby waive the right to any Jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts In lawful money of the United States at America. Words and terms used in the singular shall Include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R,S. 10:
9-101, et seq.). Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as In effect on the date of this Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word Agreement' means this business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Business Loan Agreement from time to time.

Articles. The word "Articles" means and includes Borrower Articles of Organization as presently on file with Office of the Louisiana Secretary of State, and as such Articles may subsequently be amended or modified from time to time, one or more times.

Authorize Representatives. The words "Authorized Representatives" mean and include, Individually, collectively, interchangeably, any and all persons authorized by Borrower's Members or Managers to act for and on behalf of Borrower In dealings with Lender.

Borrower. The word "Borrower" means S & W New Orleans, L.L.C, and includes all co-signers and co-makers signing the Note.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security Interest, mortgage, collateral mortgage, deed at trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment Intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words Environmental Laws" mean any and all state, federal end local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1ase, Pub. L No, 99-409 ?"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, at seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section o1 this Agreement.

BUSINESS LOAN AGREEMENT (Continued)
Page 6

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means Hibernia National Bank, its successors and assigns, and any subsequent holder or holders of Borrower's Loan and Note, or any interest therein.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Member. The word "MEMBER" means and include, individually, collectively, interchangeably, any and all present and future member owners of Borrower.

Membership Interest. The words "MEMBERSHIP INTEREST' mean and include a Member's ownership rights and interest in Borrower, including without limitation, a Member's share of the profits and losses of Borrower, right to receive distributions of Borrower's assets, and any right to vote or participate in the management and affairs of Borrower.

Note. The word "Note" means the Note executed by S & W New Orleans, L.L.C. in the principal amount of $2,000,000.00 dated May 26, 2004, together with all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the note or credit agreement.

Operating Agreement. The words "Operating Agreement" mean any agreement between Borrower's Members governing the affairs of Borrower and the conduct of its business.

Permitted Liens. The words "Permitted Liens" mean (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (1) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related  Documents.  The words "Related  Documents"  mean all promissory  notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include individually, collectively, interchangeably and without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest' mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED MAY 26, 2004.

BORROWER:
S & W NEW ORLEANS, LL.C.
THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.,
Member of S & W New Orleans, L.L.C.


/ S / Alan M. Mandel
--------------------
Alan M. Mandel, Executive Vice President of The
Smith & Wollensky Restaurant Group, Inc.

LENDER:

HIBERNIA NATIONAL BANK

By: Authorized Signer